DEBT	12 Months Ended
Dec. 31, 2013
Debt Disclosure [Abstract]
DEBT

23.	DEBT

(in thousands of $)	2013	2012
U.S. dollar denominated fixed rate debt:
4.5% convertible bond due 2015	190,000	215,000
7.84% to 8.04% First Preferred Mortgage Term Notes	279,480	268,992
Unamortized discount on issuance of 7.84% First Preferred Mortgage Term Notes	(10,402)	—
Total U.S. dollar fixed rate debt	459,078	483,992
Less: current portion of long-term debt	(22,706)	(20,700)
Long term portion of debt	436,372	463,292

Movements in debt in each of the three years ended December 31, 2013, maybe summarized as follows:

(in thousands of$)
Balance at December 31, 2010	1,364,358
Loan drawdowns	72,000
Loan repayments	(256,527)
Assumed by Frontline 2012	(666,318)
Balance at December 31, 2011	513,513
4.5% convertible bond buy-back	(10,000)
Loan repayments	(19,521)
Balance at December 31, 2012	483,992
4.5% convertible bond buy-back	(25,000)
Loan repayments	(21,531)
Issuance of 7.84% First Preferred Mortgage Term Notes	32,019
Discount on issuance of 7.84% First Preferred Mortgage Term Notes	(12,222)
Amortization of discount on issuance of 7.84% First Preferred Mortgage Term Notes	1,820
Balance at December 31, 2013	459,078

4.5% Convertible Bonds due 2015
In March 2012, the Company purchased $10.0 million notional value of its convertible bonds for a purchase price of $5.4 million. The Company recognized a gain of $4.6 million, included in Other non-operating items, in the first quarter of 2012. After the purchase, the Company held 4.4% of the convertible bonds outstanding. The convertible bonds have been presented net of the bonds owned.

In October 2013, the Company exchanged $25.0 million notional value of its convertible bonds for an aggregate of 6,474,827 shares and a cash payment of $2.25 million. As the conversion was agreed at more favorable terms than the original bond, this was treated as an inducement and the Company recognized $12.7 million, being the difference between the fair value of the original conversion rights compared with the fair value of the induced conversion terms, as a debt conversion expense in 2013.

7.84% First Preferred Mortgage Term Notes
In July and August 2008, ITCL purchased three tranches of the Windsor Petroleum Transport Corporation 7.84% term notes on the open market. In 2013, ITCL sold its full holding of the term notes, for net proceeds of $19.8 million. The difference of $12.2 million between the outstanding principal balance of $32.0 million and the net proceeds is recorded as a discount on issuance of debt. This discount is being amortized over the period of the term notes and $1.8 million was recorded as interest expense in 2013. The effective interest rate of the debt discount is 7.84%. At December 31, 2012 the bonds that had been repurchased were presented net of the bonds owned by ITCL.

The outstanding debt as of December 31, 2013 is repayable as follows:

(in thousands of $)
Year ending December 31,
2014	22,706
2015	214,909
2016	27,289
2017	29,850
2018	32,619
Thereafter	131,705
459,078

 U.S. DOLLAR DENOMINATED FIXED RATE DEBT

4.5% Convertible Bonds due 2015
On March 26, 2010, the Company announced the private placement of $225 million of convertible bonds and the offering of the bonds closed on April 14, 2010. The senior, unsecured convertible bonds have an annual coupon of 4.50%, which is paid quarterly in arrears and had a conversion price of $39.00. The bonds may be converted to the Company's Ordinary Shares by the holders at anytime up to 10 banking days prior to April 14, 2015. The reference price has been set at $29.7784 (NOK 180.0045). The applicable USD/NOK exchange rate has been set at 6.0448. The Company declared a dividend of $0.75 per share on May 21, 2010. The conversion price was adjusted from $39.00 to $38.0895 effective June 2, 2010 which was the date the shares traded ex-dividend. The Company declared a dividend of $0.75 per share on August 27, 2010. The conversion price was adjusted from $38.0895 to $37.0483 per share effective September 8, 2010, which was the ex-dividend date. There was no adjustment to the conversion price for the dividend of $0.25 per share, which was paid on December 21, 2010. There is no adjustment to the conversion price where such adjustment would be less than 1% of the conversion price then in effect and any adjustment not required to be made shall be carried forward and taken into account in any subsequent adjustment. On February 22, 2011 the Company announced a dividend of $0.10 per share. The conversion price was adjusted from $37.0483 to $36.5567 per share effective March 7, 2011, which was the ex-dividend date. The company declared a dividend of $0.10 per share and $0.02 per share on May 24 and August 25, 2011 respectively. The bonds will be redeemed at 100% of their principal amount and will, unless previously redeemed, converted or purchased and cancelled, mature on April 14, 2015.The conversion price of the Company’s convertible bonds at December 31, 2013 and 2012 was $36.5567.

The Company has a right to redeem the bonds at par plus accrued interest at any time during the term of the loan, provided that 90% or more of the bonds issued shall have been redeemed or converted to shares. 5,197,406 new shares would be issued, if the bonds were converted at the current price of $36.5567.

The loan associated with our convertible bonds imposes operating and negative covenants on us and our subsidiaries. A violation of these covenants constitutes an event of default under our convertible bonds, which would, unless waived by our bondholders, provide our bondholders with the right to require the principal amounts under the convertible bonds including accrued interest and expenses due for immediate payment and accelerate our indebtedness, which would impair our ability to continue to conduct our business.

First Preferred Mortgage Term Notes
ITCL is the holding company for three separate structures involved in financing and leasing transactions. One of these structures has Serial Notes which matured in 2010 and all of these structures have First Preferred Mortgage Term Notes maturing between 2015 and 2021. The Notes are collateralized by first preferred mortgages on the vessels owned by the ITCL subsidiaries. As of December 31, 2013, the effective interest rate for the Term and Serial Notes was 7.91% (2012: 7.91%).

7.84% and 8.04% First Preferred Mortgage Term Notes
The 7.84% First Preferred Mortgage Term Notes due 2021 and the 8.04% First Preferred Mortgage Term Notes due 2019 are each subject to redemption through the operation of mandatory sinking funds according to the schedule of sinking fund redemption payments set forth below.  The sinking fund redemption price is 100% of the principal amount of Term Notes being redeemed, together with accrued and unpaid interest to the date fixed for redemption.

(in thousands of $) Year ending December 31,	Total Debt	Unamortized Discount	Net Debt
2014	24,855	(2,149)	22,706
2015	26,850	(1,941)	24,909
2016	29,025	(1,736)	27,289
2017	31,365	(1,515)	29,850
2018	33,895	(1,276)	32,619
Thereafter	133,490	(1,785)	131,705
	279,480	(10,402)	269,078

The Notes include certain covenants that, among other things, prohibit the separate structures from (i) incurring any indebtedness other than the existing Notes and obligations to the respective charterers, (ii) making any investments (other than the prescribed restricted investments), loans or advances outside the current structure or (iii) creating any liens other than to secure its obligations under the Notes and other relevant documents related to the Notes and leasing transactions. In addition, the debt outstanding in three entities, which are accounted for under the equity method, contain similar covenants and restrictions. The amounts of such restricted net assets for unconsolidated subsidiaries and consolidated subsidiaries as of December 31, 2013 is $41.5 million.

Assets pledged

(in thousands of $)	2013	2012
Vessels, net, held in ITCL	263,367	280,929
Restricted cash and investments	66,249	86,280

Assets pledged relate to the 7.84% and 8.04% First Preferred Mortgage Term Notes.